Exhibit 10.18.1
EXECUTION COPY
AMENDMENT NO. 1
Dated as of November 11, 2021
to
CREDIT AGREEMENT
Dated as of December 14, 2018
THIS AMENDMENT NO. 1 (this “Amendment”) is made as of November 11, 2021 by and among Regeneron Pharmaceuticals, Inc., a New York corporation (the “Company”), Regeneron Healthcare Solutions, Inc., a New York corporation (“Solutions”), and Regeneron Genetics Center LLC, a Delaware limited liability company (“Genetics” and together with the Company and Solutions, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 14, 2018 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to a certain amendment to the Credit Agreement;
WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended to insert the following definition therein in the appropriate alphabetical order as follows:
“Amendment No. 1 Effective Date” means November 11, 2021.
(b)Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Agreed Currencies” appearing therein in its entirety as follows:
“Agreed Currencies” means (i) Dollars and (ii) any other currency (x) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars and (y) (1) with respect to Loans, that is agreed to by the Administrative Agent and each of the Lenders and (2) with respect to Letters of Credit, that is agreed to by the Administrative and the applicable Issuing Bank. For the avoidance of doubt, it is understood and agreed that on and after the Amendment No. 1 Effective Date, the only Agreed Currency with respect to Loans shall be Dollars (notwithstanding any references in this Agreement to any other currency) and no additional currency shall be included as an Agreed Currency with respect to Loans until such currency is requested by the Company and approved by the Administrative Agent and each of the Lenders pursuant to an amendment to this Agreement mutually satisfactory to the Company, the Administrative Agent and each of the Lenders.
(c)The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the reference to “one, two, three or six months (or, if reasonably satisfactory to the Administrative Agent and each of the Lenders, such other period) thereafter” appearing therein with a reference to “one, three or six months (or, if reasonably satisfactory to the Administrative Agent and each of the Lenders, such other period) thereafter” therefor.
2.Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent and (ii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.
3.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:
(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to (i) applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally, (ii) general principles of equity, regardless of whether considered in a proceeding in equity or at law and (iii) requirements of reasonableness, good faith and fair dealing.
(b)As of the date hereof and immediately after giving effect to this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement (excluding the representations and warranties set forth in Sections 3.04(b) and 3.06(a) of the Credit Agreement), as amended hereby, are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.
4.Reference to and Effect on the Credit Agreement.
(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document under (and as defined in) the Credit Agreement.
5.Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.
2

6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]
3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

REGENERON PHARMACEUTICALS, INC., as the Company

By: /s/ Leonard Brooks
Name: Leonard Brooks
Title: Vice President, Treasurer
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

REGENERON HEALTHCARE SOLUTIONS, INC., as a Subsidiary Borrower

By: /s/ Marion McCourt
Name: Marion McCourt
Title: General Manager
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

REGENERON GENETICS CENTER LLC, as a Subsidiary Borrower

By: /s/ Leonard Brooks
Name: Leonard Brooks
Title: Treasurer
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By: /s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

Name of Lender: U.S. Bank, National Association

By: /s/ Michael West
Name: Michael West
Title: Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

CITIBANK, N.A., as a Lender

By: /s/ Eugene Yermash
Name: Eugene Yermash
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Shailesh Patel
Name: Shailesh Patel
Title: Managing Director
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

MUFG BANK, LTD., as a Lender

By: /s/ Jack Lonker
Name: Jack Lonker
Title: Director
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

BARCLAYS BANK PLC, as a Lender

By: /s/ Arvind Admal
Name: Arvind Admal
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Eric Siebert
Name: Eric Siebert
Title: Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as a Lender

By: /s/ Christopher Dick
Name: Christopher Dick
Title: Deputy Manager

By: /s/ Keith Hughes
Name: Keith Hughes
Title: Director, Corporate Banking
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Robert M. Martin
Name: Robert M. Martin
Title: Senior Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.

CITIZENS BANK, N.A., as a Lender

By: /s/ Mark Guyeski
Name: Mark Guyeski
Title: Vice President
Signature Page to Amendment No. 1 to
Credit Agreement dated as of December 14, 2018
Regeneron Pharmaceuticals, Inc.